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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-K (the "Form 10-K") for the year ended February 1, 2003 of Big Lots, Inc. (the "Issuer"). I, Michael J. Potter, Chief Executive Officer of Issuer, certify that:

(i) the Form 10-K fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated: April 17, 2003               By:  /s/ Michael J. Potter
                                          -----------------------------------
                                          Michael J. Potter
                                          Chairman of the Board, Chief Executive
                                          Officer and President

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Big Lots, Inc. and will be retained by Big Lots, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.